 Exhibit 99.2

CONSENT TO BE NAMED DIRECTOR-ELECT

      I hereby consent to be named as a director-elect to the board of directors in the Registration Statement on Form S-4 of Kraft Foods Inc. (File No. 333-163483) and in any and all amendments and supplements thereto (collectively, the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.

Name:
/s/Jean-Francois M.L. van Boxmeer
Name: Jean-Francois M.L. van Boxmeer

Date: December 18, 2009